UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of Earliest Event Reported): September 7, 2005

RUBY TUESDAY, INC.
(Exact Name of Registrant as Specified in Charter)

Georgia	1-12454	63-0475239
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

150 West Church Avenue Maryville, Tennessee 37801 (Address of Principal Executive Offices)

(865) 379-5700 (Registrant’s Telephone Number, Including Area Code)

Not Applicable (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instructions A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On September 7, 2005, the Registrant issued a press release announcing its first quarter fiscal 2006 same-store sales. A copy of the press release is attached hereto as Exhibit 99.1.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

          (c) Exhibits.

EXHIBIT	DESCRIPTION
99.1	Press Release of Ruby Tuesday, Inc. issued on September 7, 2005 (this press release is being furnished pursuant to Item 2.02 of Form 8-K).

      SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ruby Tuesday, Inc. (Registrant)
By:/s/Marguerite N. Duffy Marguerite N. Duffy Senior Vice President and Chief Financial Officer

Date: September 7, 2005

NEWS RELEASE FOR
IMMEDIATE RELEASE

RUBY TUESDAY, INC. REPORTS FIRST QUARTER SAME-STORE SALES

MARYVILLE, TN – September 7, 2005 — Ruby Tuesday, Inc. today reported same-store sales for its first quarter fiscal 2006 ended August 30, 2005. Same-store sales at Company-owned Ruby Tuesday restaurants were down 3.9% for the first quarter, in-line with the Company’s previous estimate of down approximately 4.0%. Same-store sales at domestic franchise Ruby Tuesday restaurants were down 6.4% which was better than the Company anticipated.

Monthly same-store sales information:

	June period	July period	August period	Quarter
Company	-4.7%	-3.9%	-2.8%	-3.9%
Domestic Franchise	-7.5%	-5.5%	-6.0%	-6.4%

The first quarter of fiscal 2006 marked the final quarter of overlapping heavy, prior couponing efforts as the Company recorded $8.0 million in redemptions during the first quarter of the prior fiscal year. The $8.0 million in redemptions was the highest level of prior coupon redemptions for a stand alone quarter. The Company has now completed its transition from a coupon based marketing strategy to the utilization of media advertising.

The Company is scheduled to release complete first quarter financial results after the market close on October 5, 2005.

Ruby Tuesday, Inc. has Company-owned, and/or franchise Ruby Tuesday brand restaurants in 42 states, the District of Columbia, Puerto Rico, and 13 foreign countries. As of August 30, 2005, the Company owned and operated 592 Ruby Tuesday restaurants, while domestic and international franchisees (including Hawaii) operated 193 and 40 locations, respectively.

For more information, contact:               Phone: 865-379-5700
Price Cooper

Special Note Regarding Forward-Looking Information

This press release contains various “forward-looking statements,” which represent the Company’s expectations or beliefs concerning future events, including one or more of the following: future financial performance and unit growth (both Company-owned and franchised), future capital expenditures, future borrowings and repayment of debt, payment of dividends, stock repurchase, and restaurant and franchise acquisitions. The Company cautions the reader that a number of important factors and uncertainties could, individually or in the aggregate, cause actual results to differ materially from those included in the forward-looking statements, including, without limitation, the following: changes in promotional, couponing and advertising strategies; guests’ acceptance of changes in menu items; changes in our guests’ disposable income; consumer spending trends and habits; mall-traffic trends; increased competition in the casual dining restaurant market; weather conditions in the regions in which Company-owned and franchised restaurants are operated; guests’ acceptance of the Company’s development prototypes; laws and regulations affecting labor and employee benefit costs; costs and availability of food and beverage inventory; the Company’s ability to attract qualified managers, franchisees and team members; changes in the availability of capital; impact of adoption of new accounting standards; effects of actual or threatened future terrorist attacks in the United States; and general economic conditions.